                                  AMENDMENT NO. 1 TO
                                      SCHEDULE A
                             TO DELAWARE GROUP OF FUNDS*
                              FUND ACCOUNTING AGREEMENT


Delaware Group Cash Reserve, Inc.

Delaware Group Decatur Fund, Inc.

         Decatur Income Fund
         Decatur Total Return Fund

Delaware Group Delaware Fund, Inc.

         Delaware Fund
         Devon Fund

Delaware Group Tax-Free Money Fund, Inc.

Delaware Group Tax-Free Fund, Inc.

         Tax-Free USA Fund
         Tax-Free Insured Fund
         Tax-Free USA Intermediate Fund

Delaware Group Limited-Term Government Funds, Inc.

         Limited-Term Government Fund
         U.S. Government Money Fund

Delaware Group Trend Fund, Inc.

Delaware Group Income Funds, Inc.
         Delchester Fund
         Strategic Income Fund (New)

DMC Tax-Free Income Trust - Pennsylvania

*Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.


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Delaware Group Value Fund, Inc.


Delaware Group Global & International Funds, Inc.

         International Equity Fund
         Global Bond Fund
         Global Assets Fund
         Emerging Markets Fund (New)


Delaware Group DelCap Fund, Inc.

Delaware Pooled Trust, Inc.

         The Defensive Equity Portfolio
         The Aggressive Growth Portfolio
         The International Equity Portfolio
         The Defensive Equity Small/Mid-Cap Portfolio (New)
         The Defensive Equity Utility Portfolio (New)
         The Labor Select International Equity Portfolio
         The Real Estate Investment Trust Portfolio
         The Fixed Income Portfolio
         The Limited-Term Maturity Portfolio (New)
         The Global Fixed Income Portfolio
         The International Fixed Income Portfolio (New)
         The High-Yield Bond Portfolio (New)


Delaware Group Premium Fund, Inc.

         Equity/Income Series
         High Yield Series
         Capital Reserves Series
         Money Market Series
         Growth Series
         Multiple Strategy Series
         International Equity Series
         Value Series
         Emerging Growth Series
         Global Bond Series (New)


Delaware Group Government Fund, Inc.


                                         -2-

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Delaware Group Adviser Funds, Inc.

         Enterprise Fund
         U.S. Growth Fund
         World Growth Fund
         New Pacific Fund
         Federal Bond Fund
         Corporate Income Fund

Dated as of: September 30, 1996
             --------------------

DELAWARE SERVICE COMPANY, INC.

By:/S/ David K. Downes
   ------------------------------
    David K. Downes
    Senior Vice President/Chief
    Administrative Officer/Chief
    Financial Officer
                             DELAWARE GROUP CASH RESERVE, INC.
                             DELAWARE GROUP DECATUR FUND, INC.
                             DELAWARE GROUP DELAWARE FUND, INC.
                             DELAWARE GROUP TAX-FREE FUND, INC.
                             DELAWARE GROUP TAX-FREE MONEY
                             FUND,INC.
                             DELAWARE GROUP LIMITED-TERM
                             GOVERNMENT FUNDS, INC.
                             DELAWARE GROUP TREND FUND, INC.
                             DELAWARE GROUP INCOME FUNDS, INC.
                             DMC TAX-FREE INCOME TRUST -
                             PENNSYLVANIA
                             DELAWARE GROUP VALUE FUND, INC.
                             DELAWARE GROUP GLOBAL &
                             INTERNATIONAL  FUNDS, INC.
                             DELAWARE GROUP DELCAP FUND, INC.
                             DELAWARE GROUP PREMIUM FUND, INC.
                             DELAWARE GROUP GOVERNMENT FUND, INC.
                             DELAWARE GROUP ADVISER FUNDS, INC.


                                  By:/S/ Wayne A. Stork
                                     ------------------------------------------
                                       Wayne A. Stork
                                       Chairman, President and
                                       Chief Executive Officer


                                       DELAWARE POOLED TRUST, INC.


                                  By:/S/Wayne A. Stork
                                     ------------------------------------------
                                       Wayne A. Stork
                                       Chairman


                                         -3-